EXHIBIT

                                      10.14

 Int. Cl.: 42
 Prior U.S. Cl.: 100
                                                              Reg, No. 1,575,696
 United States Patent and Trademark Office               Registered Jan. 2, 1990

                                  SERVICE MARK
                               PRINCIPAL REGISTER


(grafic omitted)


THE LINING IN THE DRAWING IS A FEATURE OF THE MARK AND DOES NOT INDICATE COLOR.



E. A. J. FRANCHISING, LTD, (NEW YORK CORPORATION.)
P.O. BOX 500
YONKERS, NY 10704

FOR-. RESTAURANT SERVICES, IN CLASS 42 (U.S. Cl. 100).
FIRST USE 3-29-1985; IN COMMERCE 10-28-1986
SER. NO- 73-687,270, FILED 10-1-1987
J. C. DEMOS, EXAMINING ATTORNEY